ANNUAL REPORT  APRIL 30, 2000

Prudential
Europe Growth Fund, Inc.

Fund Type Global stock
Objective Long-term growth of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Europe Growth Fund invests primarily in stocks of companies in Europe, selecting a diversified portfolio for long-term growth of capital. The Fund is subject to all of the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration

   Expressed as a percentage of
net assets as of 4/30/00
      30.5%   United Kingdom
      14.7   France
      10.4   Italy
       6.5   Federal Republic of Germany
       6.0   Spain
       6.0   Sweden
       5.8   Other Continental Europe
       4.6   Finland
       4.3   Switzerland
      11.2   Cash & Equivalents

   Ten Largest Holdings
   Expressed as a percentage of
   net assets as of 4/30/00
   4.0%   Nokia Oy
      Telecommunications
   3.4   Compass Group PLC
      Business and Public Services
   2.9   Vodafone Group
      Telecommunications
   2.7   Telefonica SA
      Telecommunications
   2.7   Hays PLC
      Business and Public Services
   2.6   Telecom Italia Mobile SpA
      Telecommunications
   2.6   Havas Advertising SA
      Publishing, Broadcasting &
      Advertising
   2.5   Seat Pagine Gialle SpA
      Publishing, Broadcasting &
      Advertising
   2.3   British Sky Broadcasting PLC
      Publishing, Broadcasting &
      Advertising
   2.2   Electrocomponents PLC
      Electrical and Electronics
www.prudential.com                  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                    As of 4/30/00
                     One      Five      Ten      Since
                     Year     Years    Years   Inception2
Class A             20.27%   142.45%    N/A      150.32%
Class B             19.38    133.08     N/A      139.01
Class C             19.45    133.04     N/A      138.96
Class Z             20.67      N/A      N/A      115.04
Lipper European
Region Fund Avg.3   25.29    140.43     N/A        ***

Average Annual Total Returns1               As of 4/30/00
           One     Five     Ten      Since
           Year    Years   Years   Inception2
Class A   14.26%   18.16%   N/A      16.11%
Class B   14.38    18.34    N/A      16.13
Class C   17.25    18.20    N/A      16.01
Class Z   20.67     N/A     N/A      20.86

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares.

Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, B, and C, 7/13/94;
Class Z, 4/15/96.

3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the European Region Fund category. The Lipper average is unmanaged. European Region funds concentrate their investment in equity securities whose primary trading markets or operations are in the European region or a single country within this region.

*** Lipper Since Inception returns are 164.65% for
Class A, B, and C, and 99.91% for Class Z, based on all funds in each share class.

(LOGO)                         June 15, 2000

Dear Shareholder,
European stock markets have been very volatile recently, reflecting short-term concerns about the impact of rising interest rates as well as historic changes in Europe's economy. Like U.S. stocks, European stocks moved indecisively through the first half of the Prudential Europe Growth Fund's current reporting period--the 12 months ended April
30, 2000. Then they rose rapidly, driven by large gains in the technology and telecommunications sectors. As investors became concerned about interest rates and the high prices of favored stocks, a sharp sell-off began in mid-March.

For the year ended April 30, 2000, the Prudential
Europe Growth Fund's Class A shares returned
20.27%--14.26% to those paying the one-time Class A share sales charge--well above the 9.98% Morgan
Stanley Capital International (MSCI) Europe Region
Average, and in the top half of the funds in the Lipper European Region Fund classification. The
Fund's large outperformance of the overall market was due largely to owning many of the top-performing telecommunications services and equipment stocks. Its advertising and media companies also made very substantial contributions.
However, over this reporting period, its holdings in financials and business services suffered from investor neglect. The Fund trailed the 25.29%
Lipper Average, which was pulled up by the exceptionally high performance of a few members.
One final note: with the aim of improving performance, the Fund has abandoned its tactical trading efforts, consolidating its focus on the stocks of companies with long-term growth stories.

Yours sincerely,

John R. Strangfeld, President
Prudential Europe Growth Fund, Inc.

Prudential Europe Growth Fund, Inc.

Annual Report   April 30, 2000

Investment Adviser's Report

The pace of economic transformation in Europe continues to be rapid. Deregulation and competition are driving innovation, company managements are becoming more aggressive, and technological change--particularly in telecommunications--is dramatically affecting both personal lifestyles and corporate profitability.

Several factors, however, have prevented Europe's stock markets from benefiting wholly from this economic transformation. First, although European economies have generally seen strong growth, it has been not quite at levels comparable to the United
States. Because growth has been sporadic, it has not translated into the huge economy-driven stock price gains seen in the United States during the 1990s. In addition, international investors continue to supply a significant amount of capital
(although not the majority) to the region. Outside factors (for example, the distraction of investors by new opportunities in Asia) have, from time to time, interrupted this flow of capital.

Shares of European companies are still less expensive than U.S. stocks when compared to companies' current earnings. As the taste for equity investment spreads among Europeans, shares may well approach U.S.
pricing levels for each dollar of corporate earnings, even as earnings also rise because of productivity improvements. There is potential for a double-barreled lift to share prices. We think the long-term prospects are good because inflation and interest rates are likely to remain below their historical averages, making economic growth sustainable.

Industry trends, rather than country factors, are increasingly driving stock prices in the developed markets. We have focused on the long-term growth potential of leading companies in industries that we expect to grow substantially over several years.
We have not yet invested directly in emerging markets, such as eastern Europe, which are more volatile and more subject to changes in investor confidence.

Prudential Europe Growth Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/00
4.0%   Nokia Oy (Finland)/Telecommunications
   The leading global manufacturer of wireless telephones, a market that has beaten all growth forecasts. New digital services, such as short messaging and Internet access, are soon to add to revenue growth. Sales grew 48% in 1999.

3.4%   Compass Group PLC (United Kingdom)/Business and
Public Services
The leading global food service company. Its customers outsource their vending and institutional dining (corporate, educational institutions, prisons and military) needs to Compass, which also operates franchises in institutional settings for Burger King, T.G.I. Friday's, and Pizza Hut.

2.9%   Vodafone AirTouch (United Kingdom)/Telecommunications
The acquisition of Mannesmann--the largest mobile phone operator in Germany with interests in providers in Austria, France, and Italy--cemented
Vodafone's position as the largest provider of cellular telephone services in the world. It is also No.1 in the United Kingdom and, with Verizon
Wireless (its joint venture with Bell Atlantic), in the United States.

2.7%   Telefonica SA (Spain)/Telecommunications
Spanish-based telecommunications service provider with large Latin American holdings, for which it has substantially improved service. Usage of its fixed lines is increasing in Spain, as are value-added services, such as mobile
(cellular), Internet, and data transmission.
Telefonica has a rapidly expanding World Wide Web business, exploiting its Spanish-language advantage in Spain and Latin America.

2.7%   Hays PLC (United Kingdom)/Business and Public
Services
Outsourcing supplier of business services, such as delivery of everything from industrial goods to groceries, and temporary and permanent personnel procurement. Hays is expanding throughout Europe, as more companies outsource as a way to reduce costs.

Holdings are subject to change.

www.prudential.com                 (800) 225-1852

Annual Report   April 30, 2000

TMT
Over this fiscal year, the telecommunications-media-technology (TMT) trio continued to drive market performance. Telecommunications is one of our largest industry focuses. (See Comments on Largest Holdings.) Europe is well ahead of the United States in the development of advanced telecommunications services. Among equipment manufacturers, we added the Swedish company
Ericsson; Nokia (Finland) is our largest holding.
Among service providers, we own Vodafone Group
(United Kingdom), Colt Telecom (United Kingdom),
Telefonica (Spain), and Telecom Italia Mobile
(Italy). We took substantial profits in the sector, particularly on Vodafone and Nokia, but share price appreciation more than replaced the value of the sales. We added to our holdings of Colt Telecom, which offers bundled phone and data transmission services to businesses and is expanding across
Europe.

Media companies also are likely to benefit from the increasing consumer focus and competitive environment throughout Europe, as well as from economic growth and deregulation. For example, newly deregulated utilities are using advertising to improve their relations with their customers.
Havas Advertising (France) and British Sky
Broadcasting Group, the U.K.-based pay-television company, were large contributors to our return. We took our profits on Aegis Group (United Kingdom), a media purchasing agency. Although we also took some profits on our shares of Seat Pagine Gialle, an Italian Internet and yellow pages advertising service, its 255% rise (in U.S. dollars) over our reporting year kept the value of our holding substantial.

We made no large changes in our technology holdings. We expect the sector to thrive as European businesses catch up to the U.S.
technological revolution. Our companies are typically selling must-have products, so they still have some pricing power in a disinflationary environment.

Prudential Europe Growth Fund, Inc.

Annual Report   April 30, 2000

The still vital "old economy"
Although we were early to focus on the TMT stocks, we did not believe these were the only growth opportunities. In fact, less than 40% of our assets were invested in these sectors at period end.
Although investor concentration on TMT over the past year hurt stocks in other sectors, the dramatic market correction that began in March shifted attention to less expensive stocks of companies in other sectors that have dependable earnings growth.

We added Bipop-Carire (Italy), an online securities trading and money-managing firm, to our portfolio. It is a company in an old economy sector that is using new economy techniques. It more than doubled in value over our reporting period. However, it exemplified the threat that growing Internet-related commerce poses to older firms. By shifting power to consumers, Internet commerce can put pressure on prices and profits. Concern about this trend, as well as fear of rising interest rates, hurt the stocks of some of our larger banks such as KBC Bankverzekerin
(Belgium) over this period. Nonetheless, we think the established companies are adapting rapidly to the new business environment.

Some of our old economy stocks had company-specific problems: Valeo (France--car components) had disappointing earnings; Whitbread (United Kingdom-- beer, food, and hospitality) failed in an attempt to take over a pub network; and Sidel (France) encountered concerns about the demand for the bottle-making equipment it manufactures. The first two are no longer in the portfolio.

We added several luxury goods companies: Hermes
International (France); Bulgari (Italy), the
world's third largest jeweler; and the Swatch Group
(Switzerland), which markets Longines, Omega, and
other luxury brand watches. They are benefiting
from a worldwide increase in wealth, and more
specifically from the return of high-spending
Japanese tourists. These established and
prestigious brand names maintain their pricing
power because only they produce "the real article."
Our luxury companies have produced
www.prudential.com             (800) 225-1852

positive surprises in their earnings announcements, as analysts generally underestimated their growth potential.

Looking Ahead
We think the economic outlook in Europe is improving, with historically low inflation and interest rates. It is now clear to industrial and political leaders that they have to invest more in information technology and make their markets more flexible. With developments in the United States as a benchmark, they can expect a catch-up period that should provide an excellent investing environment.

Starting in March 2000, there has been a steep price correction for TMT stocks. Investors are focusing more on long-term growth stocks and avoiding more speculative stocks. We have preferred companies that have viable franchises and visible earnings streams. We expect the stocks of such companies to hold up better and recover faster because we think that is where growth investors ought to be.

Prudential Europe Growth Fund Management Team

Prudential Europe Growth Fund, Inc.

Financial
   Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2000

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  88.7%
Common Stocks  86.5%
-------------------------------------------------------------------------------------
Belgium  0.8%
     70,162   KBC Bancassurance Holding                             $    2,577,452
-------------------------------------------------------------------------------------
Federal Republic of Germany  4.2%
     14,512   SAP AG                                                     6,809,013
     24,100   Infineon Technologies AG(a)                                1,659,995
     12,870   Intershop Communications AG(a)                             5,716,765
                                                                    --------------
                                                                        14,185,773
-------------------------------------------------------------------------------------
Finland  4.6%
    231,600   Nokia Oy                                                  13,288,474
     40,929   Sonera Oy                                                  2,251,613
                                                                    --------------
                                                                        15,540,087
-------------------------------------------------------------------------------------
France  14.7%
     17,625   Altran Technologies SA                                     3,602,738
     64,162   Carrefour SA(a)                                            4,177,324
     17,216   Havas Advertising SA(b)                                    8,594,326
     18,742   Hermes International                                       2,658,568
     26,608   Legrand SA                                                 4,959,904
     52,838   Rexel SA                                                   3,646,661
     40,782   Sidel SA                                                   2,551,315
     30,200   STMicroelectronics N.V.                                    5,728,563
      7,229   Societe Television Francaise 1                             4,949,717
     28,794   Total Fina SA                                              4,369,840
     41,485   Vivendi SA                                                 4,104,188
                                                                    --------------
                                                                        49,343,144
-------------------------------------------------------------------------------------
Ireland  1.2%
    579,459   Bank of Ireland                                            3,909,614

    See Notes to Financial Statements                                      9

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2000 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Italy  10.4%
    450,975   Autogrill SpA                                         $    4,305,752
     71,300   Bipop-Carire SpA                                           6,483,309
    221,900   Bulgari SpA(a)                                             2,421,284
    347,000   Class Editori                                              4,732,907
  1,870,600   Seat Pagine Gialle SpA(b)                                  8,215,524
    915,832   Telecom Italia SpA(b)                                      8,744,044
                                                                    --------------
                                                                        34,902,820
-------------------------------------------------------------------------------------
Netherlands  3.8%
    112,770   Heineken N.V.                                              6,255,048
     69,500   Randstad Holding N.V.                                      2,976,548
     63,300   Royal Dutch Petroleum Co.                                  3,649,221
                                                                    --------------
                                                                        12,880,817
-------------------------------------------------------------------------------------
Spain  6.0%
    681,792   Banco Santander Central Hispano SA                         7,110,867
    407,468   Telefonica SA(a)                                           9,070,101
    502,309   TelePizza SA(a)                                            4,060,504
                                                                    --------------
                                                                        20,241,472
-------------------------------------------------------------------------------------
Sweden  6.0%
    147,500   Framtidsfabriken AB(a)                                     2,424,902
    227,060   Hennes & Mauritz AB                                        6,043,692
    130,200   Modern Times Group MTG AB(a)                               6,421,468
     57,400   Telefonaktiebolaget LM Ericsson AB                         5,116,288
                                                                    --------------
                                                                        20,006,350
-------------------------------------------------------------------------------------
Switzerland  4.3%
      2,078   Ares-Serono Group                                          6,387,814
      1,866   Julius Baer Holding AG                                     6,532,354
      1,244   The Swatch Group AG                                        1,334,637
                                                                    --------------
                                                                        14,254,805

    10                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2000 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
United Kingdom  30.5%
    270,005   ARM Holdings PLC(a)                                   $    2,727,934
    267,498   Barclays PLC                                               6,831,353
    312,448   British Sky Broadcasting Group PLC(a)                      7,649,040
    129,672   Capita Group PLC                                           3,325,667
    167,889   COLT Telecom Group PLC(a)                                  7,450,356
    801,412   Compass Group PLC                                         11,522,487
  1,636,085   Dixons Group PLC                                           6,611,922
    747,687   Electrocomponents PLC                                      7,495,976
    412,029   GKN PLC                                                    5,699,890
  1,303,368   Hays PLC                                                   8,994,948
  1,016,888   Invensys PLC                                               4,899,858
    519,598   Misys PLC                                                  5,952,283
    665,969   Scoot.com PLC(a)                                           1,759,752
    214,800   Serco Group PLC                                            1,552,515
     86,346   Shire Pharmaceuticals Group PLC(a)                         1,221,328
    338,538   SmithKline Beecham PLC                                     4,630,616
    307,401   Standard Chartered PLC                                     4,142,600
  2,133,528   Vodafone Group PLC                                         9,749,769
                                                                    --------------
                                                                       102,218,294
                                                                    --------------
              Total common stocks (cost $186,810,492)                  290,060,628
                                                                    --------------
PREFERRED STOCKS  2.2%
-------------------------------------------------------------------------------------
Federal Republic of Germany  2.2%
      1,506   Porsche AG                                                 3,835,706
    145,102   Wella AG                                                   3,694,355
                                                                    --------------
              Total preferred stocks (cost $7,166,138)                   7,530,061
                                                                    --------------
              Total long-term investments (cost $193,976,630)          297,590,689
                                                                    --------------

    See Notes to Financial Statements                                     11

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  4.4%
-------------------------------------------------------------------------------------
United States
-------------------------------------------------------------------------------------
Repurchase Agreement  4.4%
$    14,620   Joint Repurchase Agreement Account,
               5.71%, 5/1/00
               (cost $14,620,000; Note 5)                           $   14,620,000
                                                                    --------------
              Total Investments   93.1% (cost $208,596,630; Note
               4)                                                      312,210,689
              Other assets in excess of liabilities  6.9%               23,097,333
                                                                    --------------
              Net Assets  100%                                      $  335,308,022
                                                                    --------------
                                                                    --------------

------------------------------
The following abbreviations are used in portfolio descriptions:
AB--Aktiebolag (Swedish Stock Company)
AG--Aktiengesellschaft (German Stock Company)
N.V.--Naamloze Vennootschap (Dutch Corporation)
Oy--Osakehio (Finnish Corporation)
SA--Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
Corporation)
SpA--Societa per Azioni (Italian Corporation)
PLC--Public Limited Company (British Corporation)
(a) Non-income producing security.
(b) Portion of the security on loan; see Note 4.
    12                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2000 Cont'd.
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2000 was as follows:

Electrical & Electronics...............................................   13.1%
Telecommunications.....................................................   12.6
Banking................................................................   11.2
Publishing, Broadcasting & Advertising.................................   10.2
Business & Public Services.............................................    7.1
Retail.................................................................    6.2
Machinery & Engineering................................................    5.9
Automobiles & Auto Parts...............................................    3.0
Services...............................................................    2.9
Media & Agencies.......................................................    2.4
Energy Sources.........................................................    2.4
Technologies...........................................................    2.3
Beverages..............................................................    1.9
Pharmaceuticals........................................................    1.8
Consumer Staples.......................................................    1.8
Communications Networks................................................    1.6
Conglomerate...........................................................    1.2
Merchandising..........................................................    1.2
Other assets in excess of liabilities
  (including Repurchase Agreement).....................................   11.2
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     13

       Prudential Europe Growth Fund, Inc.
             Statement of Assets and Liabilities

                                                                   April 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $208,596,630)                           $312,210,689
Foreign currency, at value (cost $21,132,517)                         20,198,632
Cash                                                                      31,903
Receivable for investments sold                                        3,856,478
Receivable for Fund shares sold                                        1,366,942
Dividends and interest receivable                                        290,801
Prepaid and other assets                                                 281,279
Receivable for securities lending, net                                    37,318
                                                                   --------------
      Total assets                                                   338,274,042
                                                                   --------------
LIABILITIES
Payable for Fund shares reacquired                                     2,197,154
Accrued expenses                                                         214,677
Management fee payable                                                   207,438
Distribution fee payable                                                 200,726
Payable for investments purchased                                        113,563
Foreign withholding taxes payable                                         32,462
                                                                   --------------
      Total liabilities                                                2,966,020
                                                                   --------------
NET ASSETS                                                          $335,308,022
                                                                   --------------
                                                                   --------------
Net assets were comprised of:
   Common stock, at par                                                   15,881
   Paid-in capital in excess of par                                  206,409,685
                                                                   --------------
                                                                     206,425,566
   Net operating loss                                                   (986,813)
   Accumulated net realized gains on investments and foreign
      currency transactions                                           27,317,255
   Net unrealized appreciation on investments and foreign
      currencies                                                     102,552,014
                                                                   --------------
Net assets, April 30, 2000                                          $335,308,022
                                                                   --------------
                                                                   --------------

    14                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                   April 30, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($104,030,638
      / 4,808,211 shares of common stock issued and outstanding)          $21.63
   Maximum sales charge (5.00% of offering price)                           1.14
   Maximum offering price to public                                       $22.77
                                                                   --------------
                                                                   --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($198,260,054 / 9,519,267 shares of common stock
      issued and outstanding)                                             $20.82
                                                                   --------------
                                                                   --------------
Class C:
   Net asset value and redemption price per share ($17,501,056 /
      840,269 shares of common stock issued and outstanding)              $20.83
   Sales charge (1.00% of offering price)                                    .21
   Offering price to public                                               $21.04
                                                                   --------------
                                                                   --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($15,516,274 / 713,522 shares of common stock issued
      and outstanding)                                                    $21.74
                                                                   --------------
                                                                   --------------

    See Notes to Financial Statements                                     15

       Prudential Europe Growth Fund, Inc.
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                   April 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $530,554)         $  3,298,332
   Interest                                                              329,594
   Income from securities loaned, net                                     37,318
                                                                   --------------
      Total income                                                     3,665,244
                                                                   --------------
Expenses
   Management fee                                                      2,306,681
   Distribution fee--Class A                                             213,293
   Distribution fee--Class B                                           1,938,110
   Distribution fee--Class C                                             159,740
   Transfer agent's fees and expenses                                    514,000
   Custodian's fees and expenses                                         375,000
   Reports to shareholders                                               100,000
   Registration fees                                                      48,000
   Audit fees and expenses                                                35,000
   Directors' fees and expenses                                           16,400
   Legal fees and expenses                                                25,000
   Miscellaneous                                                           9,834
                                                                   --------------
      Total expenses                                                   5,741,058
                                                                   --------------
Net investment loss                                                   (2,075,814)
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            47,149,247
   Foreign currency transactions                                        (523,150)
                                                                   --------------
                                                                      46,626,097
                                                                   --------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        13,203,139
   Foreign currencies                                                 (1,039,803)
                                                                   --------------
                                                                      12,163,336
                                                                   --------------
Net gain on investments and foreign currencies                        58,789,433
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 56,713,619
                                                                   --------------
                                                                   --------------

    16                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Statement of Changes in Net Assets

                                                         Year Ended April 30,
                                                   ---------------------------------
                                                        2000              1999
------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                             $   (2,075,814)    $   (1,048,076)
   Net realized gain on investment and foreign
      currency transactions                            46,626,097          3,092,402
   Net change in unrealized appreciation
      (depreciation) of investments and foreign
      currencies                                       12,163,336            566,716
                                                   --------------    ---------------
   Net increase in net assets resulting from
      operations                                       56,713,619          2,611,042
                                                   --------------    ---------------
Dividends and distributions (Note 1)
   Dividends in excess of net investment income
      Class A                                                  --           (830,201)
      Class B                                                  --         (1,011,041)
      Class C                                                  --            (71,585)
      Class Z                                                  --           (135,753)
                                                   --------------    ---------------
                                                               --         (2,048,580)
                                                   --------------    ---------------
   Distributions from net realized gains
      Class A                                          (3,885,829)        (4,081,825)
      Class B                                          (8,828,651)       (11,930,280)
      Class C                                            (754,954)          (844,703)
      Class Z                                            (550,707)          (572,100)
                                                   --------------    ---------------
                                                      (14,020,141)       (17,428,908)
                                                   --------------    ---------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                      491,227,290        334,649,118
   Net asset value of shares issued in
      reinvestment of distributions                    13,082,385         18,358,228
   Cost of shares reacquired                         (512,060,641)      (281,351,717)
                                                   --------------    ---------------
Net increase (decrease) in net assets from Fund
   share transactions                                  (7,750,966)        71,655,629
                                                   --------------    ---------------
Total increase                                         34,942,512         54,789,183
NET ASSETS
Beginning of year                                     300,365,510        245,576,327
                                                   --------------    ---------------
End of year                                        $  335,308,022     $  300,365,510
                                                   --------------    ---------------
                                                   --------------    ---------------

    See Notes to Financial Statements                                     17

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements

      Prudential Europe Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in Europe. The Fund was incorporated in Maryland on March 18, 1994 and commenced investment operations on July 13, 1994.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange as reported by a major bank:

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at
    18

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, such realized foreign currency gains (losses) related to portfolio securities are included in the net realized gains on investment transactions.

      Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Investment Income:    Securities transactions
are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI'), a wholly owned subsidiary of The Prudential Insurance Company of America ('The Prudential'), is the securities lending agent for the Fund. For the year ended April 30, 2000, PSI has been compensated approximately $12,400 for these services.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized gains on investments by $3,991,034 and decrease net investment loss by $3,991,034 for realized foreign currency losses and net operating losses. Net investment income, net realized gains and net assets were not affected by these changes.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC, through an agreement with PRICOA Asset Management Ltd. ('PRICOA'), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of
    20

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investments Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended April 30, 2000.

      PIMS has advised the Fund that it has received approximately $121,600 and $33,800 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended April 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has also advised the Fund that for the year ended April 30, 2000, it has received approximately $367,400 and $9,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS and PRICOA are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended April 30, 2000.
                                                                          21

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended April 30, 2000, the Fund incurred fees of approximately $419,600 for the services of PMFS. As of April 30, 2000, approximately $37,400 of such fees were due to PMFS. Transfer agent's fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended April 30, 2000 were $229,637,360 and $284,775,730, respectively.

      The cost basis of investments for federal income tax purposes at April 30, 2000 was $208,899,873 and, accordingly, net unrealized appreciation for federal income tax purposes was $103,310,816 (gross unrealized appreciation--$108,893,888; gross unrealized depreciation--$5,583,072).

      As of April 30, 2000, the Fund had securities on loan with an aggregate market value of $21,119,403. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $21,259,344.

      The Fund will elect, for United States Federal income tax purposes, to treat net currency losses of $986,813 incurred in the six-month period ended April 30, 2000 as having been incurred in the following fiscal year.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of April 30, 2000, the Fund had a 1.7% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represents $14,620,000 in principal amount. As of such date, each
    22

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

repurchase agreement in the joint account and the value of the collateral therefor were as follows:

      ABN AMRO Incorporated, 5.72%, in the principal amount of $160,000,000, repurchase price $160,076,267, due 5/1/00. The value of the collateral including accrued interest was $163,200,995.

      Bear, Stearns & Co. Inc., 5.72%, in the principal amount of $160,000,000, repurchase price $160,076,267, due 5/1/00. The value of the collateral including accrued interest was $166,727,544.

      Credit Suisse First Boston Corp., 5.75%, in the principal amount of $160,000,000, repurchase price $160,076,667, due 5/1/00. The value of the collateral including accrued interest was $165,506,481.

      Morgan (J.P.) Securities, Inc., 5.72%, in the principal amount of $210,000,000, repurchase price $210,100,100, due 5/1/00. The value of the collateral including accrued interest was $214,200,036.

      Salomon Smith Barney, Inc., 5.65%, in the principal amount of $162,577,000, repurchase price $162,653,547, due 5/1/00. The value of the collateral including accrued interest was $165,893,849.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to the participants of employee benefit plans qualified under Section 401, 457 and 403(b)(7) of the Internal Revenue Code, and nonqualified plans for which the Fund is an available option. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. There are 2 billion shares of $.001 par value common stock authorized and divided into four classes, designated Class A, Class B, Class C and Class Z Shares, each consisting of 500 million authorized shares.
                                                                          23

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in shares of common shares were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended April 30, 2000:
Shares sold                                                  18,244,254    $ 389,178,000
Shares issued in reinvestment of distributions                  166,846        3,530,465
Shares reacquired                                           (18,030,736)    (387,291,291)
                                                            -----------    -------------
Net increase in shares outstanding before conversion            380,364        5,417,174
Shares issued upon conversion from Class B                      274,634        6,022,135
                                                            -----------    -------------
Net increase in shares outstanding                              654,998    $  11,439,309
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 1999:
Shares sold                                                   8,345,087    $ 157,661,177
Shares issued in reinvestment of dividends and
  distributions                                                 262,851        4,634,072
Shares reacquired                                            (7,460,560)    (140,333,930)
                                                            -----------    -------------
Net increase in shares outstanding before conversion          1,147,378       21,961,319
Shares issued upon conversion from Class B                      217,986        4,151,642
                                                            -----------    -------------
Net increase in shares outstanding                            1,365,364    $  26,112,961
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended April 30, 2000:
Shares sold                                                   2,560,041    $  52,229,734
Shares issued in reinvestment of distributions                  405,762        8,285,665
Shares reacquired                                            (3,908,980)     (77,038,098)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion           (943,177)     (16,522,699)
Shares reacquired upon conversion into Class A                 (284,075)      (6,022,135)
                                                            -----------    -------------
Net decrease in shares outstanding                           (1,227,252)   $ (22,544,834)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 1999:
Shares sold                                                   5,915,979    $ 110,988,705
Shares issued in reinvestment of dividends and
  distributions                                                 706,372       12,142,534
Shares reacquired                                            (4,740,107)     (86,581,806)
                                                            -----------    -------------
Net increase in shares outstanding before conversion          1,882,244       36,549,433
Shares reacquired upon conversion into Class A                 (224,271)      (4,151,642)
                                                            -----------    -------------
Net increase in shares outstanding                            1,657,973    $  32,397,791
                                                            -----------    -------------
                                                            -----------    -------------

    24

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended April 30, 2000:
Shares sold                                                   1,758,466    $  33,865,643
Shares issued in reinvestment of distributions                   35,858          732,232
Shares reacquired                                            (1,779,870)     (34,304,719)
                                                            -----------    -------------
Net increase in shares outstanding                               14,454    $     293,156
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 1999:
Shares sold                                                   1,963,862    $  36,030,413
Shares issued in reinvestment of dividends and
  distributions                                                  51,609          887,682
Shares reacquired                                            (1,763,515)     (32,324,685)
                                                            -----------    -------------
Net increase in shares outstanding                              251,956    $   4,593,410
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended April 30, 2000:
Shares sold                                                     772,839    $  15,953,913
Shares issued in reinvestment of distributions                   25,142          534,023
Shares reacquired                                              (667,178)     (13,426,533)
                                                            -----------    -------------
Net increase in shares outstanding before conversion            130,803    $   3,061,403
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 1999:
Shares sold                                                   1,543,484    $  29,968,823
Shares issued in reinvestment of dividends and
  distributions                                                  39,317          693,940
Shares reacquired                                            (1,155,152)     (22,111,296)
                                                            -----------    -------------
Net increase in shares outstanding                              427,649    $   8,551,467
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Europe Growth Fund, Inc.
             Financial Highlights

                                                                       Class A
                                                                  -----------------
                                                                     Year Ended
                                                                  April 30, 2000(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   18.80
                                                                  -----------------
Income from investment operations
Net investment income (loss)                                               (.04)
Net realized and unrealized gain on investments and foreign
   currency transactions                                                   3.83
                                                                  -----------------
      Total from investment operations                                     3.79
                                                                  -----------------
Less distributions
Distributions in excess of net investment income                             --
Distributions from net realized gains on investments and
   foreign currency transactions                                           (.96)
                                                                  -----------------
      Total distributions                                                  (.96)
                                                                  -----------------
Net asset value, end of year                                          $   21.63
                                                                  -----------------
                                                                  -----------------
TOTAL RETURN(b)                                                           20.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 104,031
Average net assets (000)                                              $  85,317
Ratios to average net assets:
   Expenses, including distribution fees                                   1.37%
   Expenses, excluding distribution fees                                   1.12%
   Net investment income (loss)                                            (.18)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   79%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    26                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
    1999(a)              1998(a)                1997               1996(a)
-------------------------------------------------------------------------------------
    $  19.91             $  15.46             $  13.69             $  11.77
----------------     ----------------     ----------------     ----------------
         .03                  .01                  .09                  .06
         .28                 6.38                 2.24                 1.86
----------------     ----------------     ----------------     ----------------
         .31                 6.39                 2.33                 1.92
----------------     ----------------     ----------------     ----------------
        (.24)                (.14)                  --                   --
       (1.18)               (1.80)                (.56)                  --
----------------     ----------------     ----------------     ----------------
       (1.42)               (1.94)                (.56)                  --
----------------     ----------------     ----------------     ----------------
    $  18.80             $  19.91             $  15.46             $  13.69
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        2.03%               44.93%               17.20%               16.31%
    $ 78,074             $ 55,507             $ 38,807             $ 47,789
    $ 67,286             $ 42,885             $ 37,834             $ 47,183
        1.43%                1.39%                1.36%                1.53%
        1.18%                1.14%                1.11%                1.28%
         .15%                 .08%                 .57%                 .44%
          62%                  50%                  31%                  65%

    See Notes to Financial Statements                                     27

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class B
                                                                  -----------------
                                                                     Year Ended
                                                                  April 30, 2000(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   18.26
                                                                  -----------------
Income from investment operations
Net investment loss                                                        (.18)
Net realized and unrealized gain on investments and foreign
   currency transactions                                                   3.70
                                                                  -----------------
      Total from investment operations                                     3.52
                                                                  -----------------
Less distributions
Distributions in excess of net investment income                             --
Distributions from net realized gains on investments and
   foreign currency transactions                                           (.96)
                                                                  -----------------
      Total distributions                                                  (.96)
                                                                  -----------------
Net asset value, end of year                                          $   20.82
                                                                  -----------------
                                                                  -----------------
TOTAL RETURN(b)                                                           19.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 198,260
Average net assets (000)                                              $ 193,811
Ratios to average net assets:
   Expenses, including distribution fees                                   2.12%
   Expenses, excluding distribution fees                                   1.12%
   Net investment (loss)                                                   (.92)%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    28                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
    1999(a)              1998(a)                1997               1996(a)
-------------------------------------------------------------------------------------
    $  19.35             $  15.12             $  13.49             $  11.69
----------------     ----------------     ----------------     ----------------
        (.11)                (.11)                (.04)                (.04)
         .30                 6.15                 2.23                 1.84
----------------     ----------------     ----------------     ----------------
         .19                 6.04                 2.19                 1.80
----------------     ----------------     ----------------     ----------------
        (.10)                (.01)             --                   --
       (1.18)               (1.80)                (.56)             --
----------------     ----------------     ----------------     ----------------
       (1.28)               (1.81)                (.56)             --
----------------     ----------------     ----------------     ----------------
    $  18.26             $  19.35             $  15.12             $  13.49
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        1.39%               43.35%               16.41%               15.40%
    $196,247             $175,857             $139,277             $125,868
    $191,220             $147,492             $133,135             $122,255
        2.18%                2.14%                2.11%                2.28%
        1.18%                1.14%                1.11%                1.28%
        (.57)%               (.69)%               (.27)%               (.33)%

    See Notes to Financial Statements                                     29

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class C
                                                                  -----------------
                                                                     Year Ended
                                                                  April 30, 2000(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 18.25
                                                                      --------
Income from investment operations
Net investment loss                                                       (.18)
Net realized and unrealized gain on investments and foreign
   currency transactions                                                  3.72
                                                                      --------
      Total from investment operations                                    3.54
                                                                      --------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gains on investments and
   foreign currency transactions                                          (.96)
                                                                      --------
      Total distributions                                                 (.96)
                                                                      --------
Net asset value, end of year                                           $ 20.83
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                          19.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $17,501
Average net assets (000)                                               $15,974
Ratios to average net assets:
   Expenses, including distribution fees                                  2.12%
   Expenses, excluding distribution fees                                  1.12%
   Net investment loss                                                    (.93)%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    30                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
    1999(a)              1998(a)                1997               1996(a)
-------------------------------------------------------------------------------------
    $  19.38             $  15.12             $  13.49             $  11.69
----------------     ----------------     ----------------     ----------------
        (.11)                (.11)                (.04)                (.04)
         .26                 6.18                 2.23                 1.84
----------------     ----------------     ----------------     ----------------
         .15                 6.07                 2.19                 1.80
----------------     ----------------     ----------------     ----------------
        (.10)                (.01)             --                   --
       (1.18)               (1.80)                (.56)             --
----------------     ----------------     ----------------     ----------------
       (1.28)               (1.81)                (.56)             --
----------------     ----------------     ----------------     ----------------
    $  18.25             $  19.38             $  15.12             $  13.49
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        1.18%               43.55%               16.41%               15.40%
    $ 15,073             $ 11,122             $  8,010             $  7,741
    $ 13,465             $  8,526             $  8,002             $  7,768
        2.18%                2.14%                2.11%                2.28%
        1.18%                1.14%                1.11%                1.28%
        (.61)%               (.66)%               (.25)%               (.30)%

    See Notes to Financial Statements                                     31

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                  -----------------
                                                                        Year
                                                                        Ended
                                                                  April 30, 2000(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $ 18.83
                                                                      --------
Income from investment operations
Net investment income                                                      .01
Net realized and unrealized gain on investments and foreign
   currency transactions                                                  3.86
                                                                      --------
      Total from investment operations                                    3.87
                                                                      --------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gains on investments and
   foreign currency transactions                                          (.96)
                                                                      --------
      Total distributions                                                 (.96)
                                                                      --------
Net asset value, end of year                                           $ 21.74
                                                                      --------
                                                                      --------
TOTAL RETURN(d)                                                          20.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $15,516
Average net assets (000)                                               $12,455
Ratios to average net assets:
   Expenses, including distribution fees                                  1.12%
   Expenses, excluding distribution fees                                  1.12%
   Net investment income                                                   .08%

------------------------------
(a) Annualized.
(b) Commencement of class operations.
(c) Based on weighted average shares outstanding, by class.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Figures are actual and not rounded to the nearest thousand.
    32                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                                                              April 15,1996(b)
                                                                   Through
    1999(c)              1998(c)               1997           April 30, 1996(c)
-------------------------------------------------------------------------------------
    $  19.93             $  15.51            $  13.68              $ 13.40
    --------             --------            --------              -------
         .05                  .04                 .02                  .28
         .31                 6.37                2.37                   --
    --------             --------            --------              -------
         .36                 6.41                2.39                  .28
    --------             --------            --------              -------
        (.28)                (.19)                 --                   --
       (1.18)               (1.80)               (.56)                  --
    --------             --------            --------              -------
       (1.46)               (1.99)               (.56)                  --
    --------             --------            --------              -------
    $  18.83             $  19.93            $  15.51              $ 13.68
    --------             --------            --------              -------
    --------             --------            --------              -------
        2.35%               44.95%              17.66%                2.09%
    $ 10,972             $  3,090            $ 11,949              $   204(e)
    $  8,572             $ 12,148            $  7,958              $   203(e)
        1.18%                1.14%               1.11%                1.28%(a)
        1.18%                1.14%               1.11%                1.28%(a)
         .25%                 .26%                .22%                 .54%(a)

    See Notes to Financial Statements                                     33

       Prudential Europe Growth Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Europe Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Europe Growth Fund, Inc. (the 'Fund') at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the year ended April 30, 1996 were audited by other independent accountants, whose opinion dated June 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
June 21, 2000
    34                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Federal Income Tax Information

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (April 30, 2000) as to the federal income tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended April 30, 2000, the Fund paid long-term capital gains distribution of $.96 for Class A, Class B, Class C and Class Z shares. We wish to advise you that the corporate dividends received deduction for the Fund is zero.

      The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended April 30, 2000 the Fund intends on passing through $.031 per share of ordinary income distributions as a foreign tax credit.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

    See Notes to Financial Statements                                     35

Prudential Europe Growth Fund, Inc.

Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
   International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

www.prudential.com

(800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Structured Maturity Fund, Inc.
   Income Portfolio
Target Funds
   Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
   Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

Prudential Europe Growth Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

www.prudential.com           (800) 225-1852

Performance review
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Performance Review that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income
(mostly interest and
dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Europe Growth Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an outside auditor looks over our books and certifies that the financial statements are fairly presented and comply with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.prudential.com                    (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well.
The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Europe Growth Fund, Inc.

Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 4/30/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge      14.26%      18.16%        N/A          16.11%
Without Sales Charge   20.27%      19.38%        N/A          17.14%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Europe Growth Fund,
Inc. (Class A shares) with a similar investment in the Morgan Stanley Capital International Europe
Index (MSCI Europe Index) by portraying the initial account values at the commencement of operations of Class A shares, and the account values at the end of the current fiscal year (April 30, 2000), as measured on a quarterly basis, beginning in July
1994 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.

The MSCI Europe Index is a weighted index comprised of approximately 584 companies listed on the stock exchanges of 13 European countries. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The Index is not the only one that may be used to characterize performance of European stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com            (800) 225-1852

Class B      Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 4/30/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge      14.38%      18.34%        N/A          16.13%
Without Sales Charge   19.38%      18.44%        N/A          16.21%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Europe Growth Fund,
Inc. (Class B shares) with a similar investment in the Morgan Stanley Capital International Europe
Index (MSCI Europe Index) by portraying the initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year (April 30, 2000), as measured on a quarterly basis, beginning in July
1994 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on April 30, 2000; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph. The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.

The MSCI Europe Index is a weighted index comprised of approximately 584 companies listed on the stock exchanges of 13 European countries. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The Index is not the only one that may be used to characterize performance of European stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Europe Growth Fund, Inc.

Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 4/30/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge      14.38%      18.34%        N/A          16.13%
Without Sales Charge   19.38%      18.44%        N/A          16.21%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Europe Growth Fund,
Inc. (Class C shares) with a similar investment in the Morgan Stanley Capital International Europe
Index (MSCI Europe Index) by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (April 30, 2000), as measured on a quarterly basis, beginning in July
1994 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class
C shares, assuming full redemption on April 30, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.

The MSCI Europe Index is a weighted index comprised of approximately 584 companies listed on the stock exchanges of 13 European countries. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The Index is not the only one that may be used to characterize performance of European stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com                  (800) 225-1852

Class Z      Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 4/30/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge      20.67%       N/A          N/A           20.86%
Without Sales Charge   20.67%       N/A          N/A           20.86%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Europe Growth Fund,
Inc. (Class Z shares) with a similar investment in the Morgan Stanley Capital International Europe
Index (MSCI Europe Index) by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (April 30, 2000), as measured on a quarterly basis, beginning in April
1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The best and worst year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.

The MSCI Europe Index is a weighted index comprised of approximately 584 companies listed on the stock exchanges of 13 European countries. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The Index is not the only one that may be used to characterize performance of European stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath. Jr., Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
  Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
  Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols   NASDAQ    CUSIP
     Class A   PRAEX   74431N103
     Class B   PRBEX   74431N202
     Class C   PEUCX   74431N301
     Class Z   PIEUX   74431N400

MF160E

(LOGO)  Printed on Recycled Paper